                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               SEPTEMBER 8, 2003



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       0-17293                 22-2795073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                         75234
(Address of principal executive offices)                           (Zip Code)


                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER   EXHIBIT
-------  -------
99       Press Release of Collegiate Pacific Inc. dated September 8, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished and not filed pursuant to "Item 9. Regulation FD Disclosure."

         On September 8, 2003, Collegiate Pacific issued a press release reporting recent exercises of warrants and that Michael J. Blumenfeld, the company's chief executive officer and majority shareholder, is in discussions with Roth Capital Partners, LLC about selling on a firm commitment basis directly to Roth Capital 1,000,000 of the approximately 2,100,000 warrants currently held by Mr. Blumenfeld. The press release, which appears as Exhibit 99 hereto, is furnished and not filed pursuant to Regulation FD.


                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2003                       COLLEGIATE PACIFIC INC.



                                              By:   /s/ William R. Estill
                                                  ------------------------------
                                                        William R. Estill,
                                                        Chief Financial Officer


                                       2
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                                  EXHIBIT INDEX

Exhibit
Number   Exhibit
-------  -------
99       Press Release of Collegiate Pacific Inc. dated September 8, 2003.